EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher J. Reinhard, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Gene Biotherapeutics, Inc. on Form 10-K for the fiscal year ended December 31, 2019 with expanded financial and other disclosures in lieu of filing a separate Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Gene Biotherapeutics, Inc.as of, and for the periods presented.

Date: April 23, 2021
/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer

I, James L. Grainer, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Gene Biotherapeutics, Inc. on Form 10-K for the fiscal year ended December 31, 2019 with expanded financial and other disclosures in lieu of filing a separate Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Gene Biotherapeutics, Inc.as of, and for the periods presented.

Date: April 23, 2021
/s/ James L. Grainer
James L. Grainer
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.